Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re: YOUNG BROADCASTING INC. et al., Debtors.(1)	x : : : : : : : x	Chapter 11 Case No. 09-10645 (AJG) (Jointly Administered)

MONTHLY OPERATING REPORT

FOR THE MONTH OF JULY 2009

Debtors’ Address:

599 Lexington Avenue

New York, New York 10022

Debtors’ Counsel:

SONNENSCHEIN NATH & ROSENTHAL LLP

Peter D. Wolfson

Jo Christine Reed

1221 Avenue of the Americas

24th floor

New York, New York 10020

T: 212.768.6700

F: 212.768.6800

Report Preparer: Young Broadcasting Inc.

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies, under the penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.(2)

Dated:	August 24, 2009	/s/ James A. Morgan
James A. Morgan, Chief Financial Officer

(1)                  The Debtors in these cases are Young Broadcasting Inc.; Young Broadcasting of Lansing, Inc.; Young Broadcasting of Louisiana, Inc.; Young Broadcasting of Nashville, LLC; Young Broadcasting of Albany, Inc.; Young Broadcasting of Richmond, Inc.; Young Broadcasting of Knoxville, Inc.; Young Broadcasting of Green Bay, Inc.; Young Broadcasting of Davenport, Inc.; Young Broadcasting of Sioux Falls, Inc.; Young Broadcasting of Rapid City, Inc.; Young Broadcasting of San Francisco, Inc.; Young Broadcasting of Nashville, Inc.; Young Broadcasting of Los Angeles, Inc.; Young Broadcasting Shared Services, Inc.; Adam Young Inc.; WKRN, G.P.; WATE, G.P.; KLFY, L.P.; YBT, Inc.; YBK, Inc.; LAT, Inc.; Winnebago Television Corporation; Fidelity Television, Inc.; and Honey Bucket Films, Inc.

(2)                  All amounts herein are unaudited and subject to revision.  The Debtors reserve all rights to revise this report.

NOTES TO MONTHLY OPERATING REPORT

Young Broadcasting Inc. and certain of its direct and indirect subsidiaries, the debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, “Company” or “Debtors”), hereby submit their Monthly Operating Report (the “MOR”).

1.             Description of the Cases.  On February 13, 2009, (the “Petition Date”), each of the Debtors filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of the Bankruptcy Code.  The cases are being jointly administered under case number  09-10645 (AJG). The Debtors are currently operating their businesses as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code.  Each Debtor’s fiscal year ends on December 31 of each year.

2.             Basis of Presentation.  The MOR is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the United States Bankruptcy Court.  The financial information in the MOR is preliminary and unaudited and does not purport to show the financial statements of the Debtors in accordance with GAAP and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items.  We caution readers not to place undue reliance upon the MOR.  There can be no assurance that such information is complete and the MOR may be subject to revision.

The information contained in the MOR has been derived from the Debtors’ books and records.  This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures, we believe that the financial information could be subject to changes and these changes could be material.  The information furnished in this MOR includes primarily normal recurring adjustments but does not include all of the adjustments that would typically be made for financial statements prepared in accordance with GAAP.  In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

The statements contained herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”), which is applicable to companies in Chapter 11.

3.             Summary of Significant Reporting Policies.  The Debtors use a consolidated cash management system through which the Debtors collect substantially all receipts and pay liabilities and expenses.  Cash receipts and disbursements are recorded on the books and records of each Debtor and inter-company journal entries are utilized to record transactions affecting revenues, expenses, assets and liabilities between Debtors.  The Court has entered an order authorizing the Debtors to continue to use their existing cash management system.

4.             Foreign Currency.  The Debtors have no foreign currency transactions.  Therefore, all amounts are reflected in U.S. dollars.

5.             Inter-company Receivables/Payables. Inter-company balances have been set forth in the MOR to the best of the Debtors’ knowledge, information and belief at the value as set forth on the Debtors’ books and records.

2

6.             Recoveries and Causes of Action.  The Debtors Schedules and Statements may not include a complete list of causes of action they possess as of the Petition Date, or at any point thereafter.  Regardless of the recoveries and causes of action listed, the Debtors reserve all of their rights with respect to assert any and all causes of action they may possess, including, but not limited to, avoidance actions, and neither these Global Notes nor the Schedules and Statements shall be deemed a waiver or limitation of any of the Debtors’ rights to pursue any such causes of action or recovery.

7.             Reorganization Items.  American Institute of Certified Public Accountant Statement of Position 90-7, “Financial Reporting by Entities in reorganization under the Bankruptcy Code” (“SOP 90-7”) requires separate disclosure of reorganization items such as realized gains and losses from the settlement of pre-petition liabilities, provisions for losses resulting from the reorganization and restructuring of the business as well as professional fees directly related to the process or reorganizing the Debtors under Chapter 11.  Such items are reflected in the statements.

8.             Liabilities Subject to Compromise.  As a result of the Chapter 11 filing, most pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization.  Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed.  The Debtors have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business.  In addition, the Debtors may reject pre-petition executory contracts and unexpired leases with respect to the Debtors’ operations with the approval of the Bankruptcy Court.  Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and will be classified as liabilities subject to compromise.  The pre-petition liabilities that are subject to compromise are reported herein at the amounts expected to be allowed, although they may be settled for lesser amounts.  The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims or other events.

9.             Post-petition Accounts Payable.  To the best of the Debtors’ knowledge, all undisputed post-petition accounts payable have been and are being paid under agreed-upon payment terms.  Thus, an accounts payable aging is not included in this report.

3

Young Broadcasting, Inc.

Consolidating Income Statement

For the Month ended July 31, 2009

Case #	09- 10671	09- 10661	09- 10651	09- 10665	09- 10656	09- 10673	09- 10672	09- 10652	09- 10655	09-10650	09- 10648	09- 10662	09- 10670	09- 10660	09- 10663	09- 10645	N/A
	WLNS	KLFY	KLFY LP	WKRN	WKRN GP	WTEN	WRIC	WATE	WATE GP	WBAY	KWQC	KELO	KCLO	KRON	AYI	CORP	YBCC	Consolidated
Operating Revenues
Local Revenue	507,485	876,011		968,467		568,005	883,524	798,777		813,660	811,137	967,404	73,642	985,060				8,253,170
National Revenue	136,825	293,174		351,036		217,350	295,564	153,245		139,336	302,607	164,770	11,729	1,092,209				3,157,845
Network Revenue	543	(930)		47,706		42,585	36,505	34,677		28,976	2,049	(2,251)						189,860
Political Revenue	1,080	15,095		40,065			41,345			31,990	10,060	58,020	8,050	27,300				233,005
Barter Revenue	12,634	15,833		16,002		7,797	18,284	10,777		10,071	7,985	4,325	389	86,745				190,842
Other Revenue	45,991	77,460		207,923		100,565	100,871	110,173		108,332	88,624	51,965	17,788	209,388	19,849			1,138,930
Total Operating Revenues	704,558	1,276,643		1,631,199		936,302	1,376,093	1,107,648		1,132,365	1,222,462	1,244,233	111,598	2,400,701	19,849			13,163,651
Commissions
Agency Commissions	77,862	131,089		200,171		106,737	192,015	141,338		130,349	155,226	139,469	11,360	271,182				1,556,799
National Rep	5,815	13,101		15,986		9,238	14,319	6,513		6,185	12,861	9,469	839	47,541	(141,867)
Total Commissions	83,677	144,190		216,157		115,975	206,334	147,851		136,534	168,087	148,938	12,199	318,723	(141,867)			1,556,799

Net Operating Revenues	620,881	1,132,453		1,415,042		820,327	1,169,758	959,797		995,831	1,054,375	1,095,295	99,399	2,081,978	161,716			11,606,852

Operating Expenses
Direct Expenses	10,866	9,328		12,983		11,008	14,315	13,241		6,719	11,243	9,446	1,034	38,574				138,758
Technical Expense	55,539	27,645		93,463		95,660	56,311	61,808		61,565	69,273	88,419	16,714	387,465				1,013,863
Program/Production Expense	59,233	45,589		56,967		54,384	50,229	71,884		50,702	56,750	76,161		116,922				638,822
Amortization of Program License Rights	35,168	23,811		72,887		93,152	205,912	112,135		52,970	89,055	36,267	1,051	337,338				1,059,746
News Expense	149,678	151,411		454,603		225,495	236,304	227,927		251,115	172,619	176,333	5,126	734,489				2,785,102
Sales Expense	128,251	107,762		225,677		135,825	169,044	207,322		157,793	90,918	106,782	5,031	363,611	408,726			2,106,744
General & Administrative Expense	126,247	135,377	815	214,216	815	141,313	165,911	145,949	815	173,860	150,612	176,617	13,648	513,227				1,959,422
Barter Expense	5,052	21,288		20,499		7,797	16,199	10,777		10,071	9,499	4,325	389	86,745				192,641
Total Operating Expenses	570,034	522,212	815	1,151,296	815	764,634	914,225	851,043	815	764,795	649,970	674,351	42,994	2,578,372	408,726			9,895,097

Net Operating Income	50,847	610,240	(815)	263,746	(815)	55,693	255,533	108,754	(815)	231,035	404,405	420,944	56,405	(496,394)	(247,010)			1,711,755
Operating Margin	8.2%	53.9%	0.0%	18.6%	0.0%	6.8%	21.8%	11.3%	0.0%	23.2%	38.4%	38.4%	56.7%	-23.8%	-152.7%	0.0%	0.0%	14.7%

Corporate Expense																405,193		405,193
Non-Cash Compensation Paid in Common Stock																206,146		206,146

Income Before Deprec. & Taxes	50,847	610,240	(815)	263,746	(815)	55,693	255,533	108,754	(815)	231,035	404,405	420,944	56,405	(496,394)	(247,010)	(611,339)		1,100,415

Deprec. & Amort. of Property & Equipment	10,419	97,852		83,697		57,444	94,998	75,913		79,230	48,477	108,273	14,359	106,523	2,479	37,802		817,467
Amort of Broadcast License & Other Intang.	28,800		20,803		29,201	16,988	1,013	295			92,978	55,271	1,430		277	135,808		382,863
Interest (Income)																(883)		(883)
Interest Expense - Cash																1,411,816		1,411,816
Other (Income)/Expense		461,000	(461,000)	355,000	(355,000)	6,724		260,000	(260,000)			11,628			686			19,039
Income Tax								315		(65)						759,479		759,729
Total Non-Operating Expenses	39,218	558,852	(440,197)	438,697	(325,799)	81,156	96,011	336,523	(260,000)	79,165	141,456	175,172	15,789	106,523	3,442	2,344,021		3,390,030

Reorganization Costs	11,375	14,625		16,250		11,375	11,375	11,375		11,375	11,375	11,375	650	23,400	4,875	2,176,416		2,315,841

Net Income/(Loss)	$254	$36,763	$439,382	$(191,201)	$324,984	$(36,839)	$148,148	$(239,144)	$259,185	$140,495	$251,574	$234,397	$39,965	$(626,317)	$(255,326)	$(5,131,776)	$0	$(4,605,456)

Notes:	(1)	Income Statement excludes debtors that do not have any income statement activity (inactive): 10664; 10666; 10669; 10649; 10653; 10657; 10658; 10659; 10668.
(2)

Included in Reorganization costs are $2.2 million of costs that are currently paid at YB Corp (10645). These expenses are currently not allocated to other debtors, but YB Corp. reserves the right to do so.

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

July 2009

Case #	09-10671	09-10661	09-10651	09 - 10653	09-10649	09-10665	09-10656	09 - 10659	09-10673	09-10672	09-10652	09-10655
	WLNS	KLFY	KLFY LP	LAT	WTVO	WKRN	WKRN GP	YBT	WTEN	WRIC	WATE	WATE GP
ASSETS
Cash	$(94,626)	$(33,523)				$(129,222)			$(195,408)	$(311,428)	$(213,729)
Accounts Receivable	1,368,743	2,252,223				3,487,219			1,784,102	2,508,865	2,142,507
Interest Receivable-Subsidiaries - Subject to Compromise
Program License Rights -S/T	87,421	26,275				79,730			110,949	221,611	127,920
Prepaid Expenses	131,296	11,856				49,599			87,679	122,640	19,612
Total current assets	1,492,834	2,256,831				3,487,325			1,787,322	2,541,688	2,076,310

Property & Equipment	23,084,668	19,781,380				26,730,751			17,192,371	27,844,388	19,691,383
Accumulated Depreciation	(19,217,875)	(17,063,893)				(21,380,276)			(14,337,400)	(21,466,823)	(14,984,974)
Net property and equipment	3,866,793	2,717,487				5,350,475			2,854,972	6,377,565	4,706,410

Program License Rights-L/T	109,200								5,000
Deposits	5,275	28,011				124,144			227,163	63,532	18,000
Notes Receivable Subsidiaries - Subject to Compromise
Investments									551,111
Goodwill	294,329		14,425,250							97,587	9,331
Accumulated Amortization - Goodwill	(294,330)		(6,592,586)							(17,484)	(9,331)
Accumulated Amortization - Indefinitely Lived IA	(4,516,577)	(118,854)	(612,608)			(144,809)	(2,234,115)		(1,968,693)	(5,023,645)	(85,928)	(8,075,475)
Going Concern		350,000				463,389			2,916,396	479,600
FCC/Broadcast Licenses	10,712,060		1,804,000				7,149,168		3,556,017	27,559,349		19,321,618
Accum Amort - Definite Lived Intangible Assets	(7,935,828)		(5,033,729)			(208,027)	(5,836,012)		(3,367,018)	(167,822)	(45,572)
Organizational Costs	2,406									486,667
Intangibles	1,649,600					208,027					141,759
Network Affiliation	11,106,203		9,381,428				11,938,965		6,917,548
Accumulated Amortization - Deferred Charges
Debt Issuance Costs
Pre-Petition Intercompany	(1,034,872)	(1,483,461)	2,117,561	66,667		(1,057,489)	2,417,879	55,556	746,543	2,338,081	(1,695,076)	(10,595)
Post-Petition Intercompany	664,736	343,145	2,416,485			(234,086)	2,375,110		1,560,225	1,865,960	(819,675)	1,525,110
Total non-current assets	10,762,202	(881,159)	17,905,801	66,667		(848,850)	15,810,995	55,556	11,144,292	27,681,825	(2,486,492)	12,760,658

Total Assets	$16,121,829	$4,093,159	$17,905,801	$66,667	$0	$7,988,951	$15,810,995	$55,556	$15,786,586	$36,601,078	$4,296,228	$12,760,658

Liabilities not subject to Compromise
Accounts Payable	80,559	170,459				102,606			48,074	56,113	29,579
Accrued Expenses	199,553	236,361			804	345,510			150,551	198,202	238,358
Program License Liability	246,597	24,078				80,437			115,057	206,306	117,151
Deferred Revenue	609,925	452,549				135,017			97,120	147,700	102,300
Total Liabilities not subject to Compromise	1,136,634	883,446			804	663,571			410,803	608,322	487,389

Liabilities subject to Compromise
Accounts Payable	296,868	304,524				503,465			476,844	786,556	593,069
Program License Liabilities Subject to Compromise	56,192	8,465									45,689
Pre-Petition Accrued Interest (1)	648,117	4,515,190	134,169			(87,429)	134,897		170,198	134,635	380,946	10,558,927
Post-Petition Accrued Interest (2)
Notes Payable - Senior bank L/T
Notes Payable - Senior sub-debt
Premiums on Subordinated Debt
Notes Payable Parent	36,783,094	29,157,765	33,334,012			18,503,499	33,514,768		31,899,172	51,150,000	16,777,582	44,572,418
Deferred Tax Liability (3)
Other Liabilities (4)
Total Liabilities subject to Compromise	37,784,271	33,985,943	33,468,182			18,919,535	33,649,665		32,546,213	52,071,191	17,797,286	55,131,345

Common Stock	1,934	518			50,199	1,421
Additional Paid In Capital	13,367,122	21,748,476	(16,792,480)	66,667	8,054,984	20,779,608	(24,776,491)	55,556	(6,105,135)	(15,523,638)	11,097,732	759,231
Other Income
Retained Earnings	(36,168,133)	(52,525,224)	1,230,099		(8,105,988)	(32,375,184)	6,937,822		(11,065,296)	(554,796)	(25,086,178)	(43,129,918)
Stockholders’ Equity	(22,799,077)	(30,776,230)	(15,562,381)	66,667	(804)	(11,594,155)	(17,838,670)	55,556	(17,170,431)	(16,078,434)	(13,988,447)	(42,370,687)

Total Liabilities & Equity	$16,121,829	$4,093,159	$17,905,801	$66,667	$0	$7,988,951	$15,810,995	$55,556	$15,786,586	$36,601,078	$4,296,228	$12,760,658

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

July 2009

Case #	09-10658 YBK	09-10650 WBAY	09-10648 KWQC	09-10662 KELO	09-10670 KCLO	09-10660 KRON	09-10663 AYI	09-10664 HBF	09-10657 KCAL	09-10666 Fidelity TV	09-10668 YBSAS	09-10645 CORP
ASSETS
Cash		$5,183	$(230,434)	$(143,797)	$100	$(391,731)	$(22,793)				$(390)	$20,885,005
Accounts Receivable	55,556	2,042,029	1,960,495	2,216,453	129,319	4,934,664	202,475					58,001
Interest Receivable-Subsidiaries - Subject to Compromise												550,361,168
Program License Rights -S/T		251,368	97,040	40,574	1,436	2,331,159
Prepaid Expenses		122,681	58,712	(43,702)		469,461	18,710					3,356,261
Total current assets	55,556	2,421,262	1,885,813	2,069,528	130,855	7,343,553	198,391				(390)	574,660,435

Property & Equipment		26,737,388	18,330,271	34,529,274	3,870,004	42,696,294	1,068,583				274,002	6,579,312
Accumulated Depreciation		(21,539,555)	(14,853,470)	(30,118,330)	(3,269,567)	(32,354,759)	(1,018,552)				(22,545)	(5,753,683)
Net property and equipment		5,197,833	3,476,801	4,410,944	600,438	10,341,535	50,031				251,457	825,629

Program License Rights-L/T						2,450,369
Deposits		64,450	600	19,225	4,856	115,538	10,263				8,000	562,950
Notes Receivable Subsidiaries - Subject to Compromise												1,052,864,358
Investments			(23,979)	711,006		2,106,614	1,954,938
Goodwill		6,453		220,700	15,900
Accumulated Amortization - Goodwill		(6,453)		(30,806)	(2,617)
Accumulated Amortization - Indefinitely Lived IA		(3,550,605)	(1,753,766)	(831,109)	(17,169)	(30,346,900)
Going Concern
FCC/Broadcast Licenses		19,531,432	10,402,616	5,954,211	122,999	98,543,976
Accum Amort - Definite Lived Intangible Assets			(12,796,863)	(7,719,321)	(195,686)	(8,591,604)	(119,538)
Organizational Costs						8,591,604	122,430
Intangibles			236,342
Network Affiliation			32,053,766	19,271,111	494,575
Accumulated Amortization - Deferred Charges												(8,116,843)
Debt Issuance Costs												13,955,285
Pre-Petition Intercompany	55,556	3,840,512	1,247,881	3,140,865	1,163,813	(14,075,078)	(2,521,485)				(256,392)	166,749,014
Post-Petition Intercompany		1,897,092	2,187,695	3,256,434	373,346	(1,311,623)	(1,212,785)				7,573	(14,894,742)
Total non-current assets	55,556	21,782,880	31,554,291	23,992,317	1,960,018	57,482,897	(1,766,177)				(240,819)	1,211,120,022

Total Assets	$111,112	$29,401,975	$36,916,905	$30,472,788	$2,691,311	$75,167,984	$(1,517,755)				$10,248	$1,786,606,086

Liabilities not subject to Compromise
Accounts Payable	55,556	60,021	39,364	(6,245)	386	900,305	21,666				(1,166)	1,323,600
Accrued Expenses		211,166	144,198	340,127	61,477	5,941,519	35,883				3,000	3,765,095
Program License Liability		265,151	89,055	36,265	1,042	4,336,025
Deferred Revenue		555,941	744,197	832,679	1,019	124,208
Total Liabilities not subject to Compromise	55,556	1,092,279	1,016,814	1,202,826	63,924	11,302,057	57,550				1,834	5,088,695

Liabilities subject to Compromise
Accounts Payable		500,903	562,397	448,954		1,871,058	59,221		8,414	306,222
Program License Liabilities Subject to Compromise		13,038		12,089		1,526,594
Pre-Petition Accrued Interest (1)		(98,884)	110,812	47,008		533,712,582				23,042,906
Post-Petition Accrued Interest (2)										7,535,647
Notes Payable - Senior bank L/T										338,125,000
Notes Payable - Senior sub-debt										484,299,000
Premiums on Subordinated Debt										1,110,212
Notes Payable Parent		37,500,000	57,173,000	51,281,308		754,538,111
Deferred Tax Liability (3)										39,908,172
Other Liabilities (4)										1,504,620
Total Liabilities subject to Compromise		37,915,057	57,846,209	51,789,358		1,291,648,345	59,221		8,414	895,831,779

Common Stock										19,710
Additional Paid In Capital	55,556	(14,463,985)	(8,008,884)			90,324,210	10,434,004	1,971,300		263,334,893
Other Income						(5,652,404)
Retained Earnings		4,858,623	(13,937,233)	(22,519,396)	2,627,387	(1,312,454,225)	(12,068,530)	(1,971,300)		622,331,009
Stockholders’ Equity	55,556	(9,605,362)	(21,946,117)	(22,519,396)	2,627,387	(1,227,782,418)	(1,634,525)			885,685,612

Total Liabilities & Equity	$111,112	$29,401,975	$36,916,905	$30,472,788	$2,691,311	$75,167,984	$(1,517,754)		$10,248	$1,786,606,086

See Attached Notes

YOUNG BROADCASTING INC.

Consolidating Balance Sheet

July 2009

	N/A			09-10645
Case #	YBCC	Sub-Total	Elimination	Consolidated
ASSETS
Cash		$19,123,207		$19,123,207
Accounts Receivable		25,142,651		$25,142,651
Interest Receivable-Subsidiaries - Subject to Compromise		550,361,168	(550,361,168)
Program License Rights -S/T		3,375,483		$3,375,483
Prepaid Expenses		4,404,805		$4,404,805
Total current assets		602,407,313	(550,361,168)	52,046,146

Property & Equipment		268,410,071		268,410,071
Accumulated Depreciation		(217,381,702)		(217,381,702)
Net property and equipment		51,028,369		51,028,369

Program License Rights-L/T		2,564,569		2,564,569
Deposits		1,252,007		1,252,007
Notes Receivable Subsidiaries - Subject to Compromise	143,320,371	1,196,184,729	(1,196,184,729)
Investments		5,299,689	(1,954,938)	3,344,752
Goodwill		15,069,550		15,069,550
Accumulated Amortization - Goodwill		(6,953,607)		(6,953,607)
Accumulated Amortization - Indefinitely Lived IA		(59,280,253)		(59,280,253)
Going Concern		4,209,385		4,209,385
FCC/Broadcast Licenses		204,657,446		204,657,446
Accum Amort - Definite Lived Intangible Assets		(52,017,021)		(52,017,021)
Organizational Costs		9,203,108		9,203,108
Intangibles		2,235,728		2,235,728
Network Affiliation		91,163,596		91,163,596
Accumulated Amortization - Deferred Charges		(8,116,843)		(8,116,843)
Debt Issuance Costs		13,955,285		13,955,285
Pre-Petition Intercompany	(16,879,553)	144,925,929	(144,925,929)
Post-Petition Intercompany
Total non-current assets	126,440,818	1,564,353,298	(1,343,065,596)	221,287,702

Total Assets	$126,440,818	$2,217,788,980	$(1,893,426,763)	$324,362,217

Liabilities not subject to Compromise
Accounts Payable		2,880,878		2,880,878
Accrued Expenses		11,871,806		11,871,806
Program License Liability		5,517,165		5,517,165
Deferred Revenue		3,802,656		3,802,656
Total Liabilities not subject to Compromise		24,072,505		24,072,505

Liabilities subject to Compromise
Accounts Payable		6,718,493		6,718,493
Program License Liabilities Subject to Compromise		1,662,067		1,662,067
Pre-Petition Accrued Interest (1)		573,404,074	(550,361,168)	23,042,906
Post-Petition Accrued Interest (2)		7,535,647		7,535,647
Notes Payable - Senior bank L/T		338,125,000		338,125,000
Notes Payable - Senior sub-debt		484,299,000		484,299,000
Premiums on Subordinated Debt		1,110,212		1,110,212
Notes Payable Parent		1,196,184,729	(1,196,184,729)
Deferred Tax Liability (3)		39,908,172		39,908,172
Other Liabilities (4)		1,504,620		1,504,620
Total Liabilities subject to Compromise		2,650,452,015	(1,746,545,897)	903,906,118

Common Stock		73,782	(50,000)	23,782
Additional Paid In Capital	278,758,099	635,136,825	(233,890,063)	401,246,762
Other Income		(5,652,404)		(5,652,404)
Retained Earnings	(152,317,281)	(1,086,293,742)	87,059,196	(999,234,546)
Stockholders’ Equity	126,440,818	(456,735,538)	(146,880,867)	(603,616,405)

Total Liabilities & Equity	$126,440,818	$2,217,788,981	$(1,893,426,763)	$324,362,217

See Attached Notes

Young Broadcasting Inc.

Footnotes to Balance Sheet

All Financial Information is Subject to Future Adjustments

Liabilities subject to Compromise

(1)        Accrued interest includes Pre-Petition interest accrued for the Senior Secured Notes, Senior Subordinated Unsecured Notes and Intercompany Notes.

(2)        Accrued interest includes Post-Petition interest accrued for the Senior Secured Notes.

(3)        Deferred tax liability increased approximately $780,000 due to a quarterly tax provision recorded in July 2009 and represents the tax effect of the difference between the book and tax basis of intangible assets not expected to reverse during the net operating loss carryforward period.

(4)        Represents Pre-Petition Creditors Holding Unsecured Priority Claims.

Young Broadcasting Inc

Consolidated Weekly Disbursement Activity

Month of July 2009

($ in thousands)						July Total
Week Ending	July 1-3	July 6-10	July 13-17	July 20-24	July 27-31	July 1-31

Disbursements
Salaries	—	—	2,041	—	1,829	3,869
Severance	—	—	—	—	—	—
Commissions	—	—	—	—	—	—
Payroll Taxes	—	—	887	—	767	1,654
Employee Benefit plan costs	269	71	379	35	638	1,392
Insurance, Property & Workers Comp	—	9	821	—	—	830
Property Taxes	—	—	5	—	43	48
Utilities	72	127	90	106	58	453
Travel	16	63	34	25	10	148
Syndicated Programming	303	—	—	138	832	1,273
Nielsen	—	—	—	11	201	212
News Services (all categories)	64	81	39	103	62	348
Media Buy	—	—	—	—	—	—
Maintenance and Repairs	30	74	39	40	56	239
Other Services	75	263	108	60	148	655
Capital Ex (Planned and Emergency)	—	18	121	46	49	233
Lease Payments	75	25	29	66	42	237
Other (misc. G&A and contingencies)	86	86	83	54	222	531
Dr. Phil Cure Fee	—	—	—	—	—	—
Utilities Deposits	—	—	—	—	—	—
Due Course Professional Expenses	—	—	19	—	—	19
Total Operating Disbursements	990	817	4,694	684	4,957	12,142
Senior Credit Cash Interest Expense						—
Restructuring Professional Expenses	313	8	1,417	—	130	1,869
Total Disbursements	1,303	824	6,111	684	5,087	14,010

NOTE: THE SCHEDULE OF DISBURSEMENTS SET FORTH ABOVE IS EXCERPTED FROM THE FINANCIAL REPORTING PACKAGE PREPARED BY THE DEBTOR PURSUANT TO THE CASH COLLATERAL ORDER ENTERED IN THESE CASES. IT IS INCLUDED IN THIS MONTHLY OPERATING REPORT IN ORDER TO PROVIDE INTERESTED PARTIES WITH FURTHER DETAIL AS TO NATURE OF THE CASH DISBURSEMENTS MADE BY THE DEBTORS. THE REVIEWER SHOULD NOTE THAT FINANCIAL REPORTING PURSUANT TO THE CASH COLLATERAL ORDER IS PREPARED ON A WEEKLY, RATHER THAN A MONTHLY, BASIS IN ORDER TO CONFORM TO THE APPROVED CASH COLLATERAL BUDGET. IN ADDITION, THE CASH COLLATERAL REPORTING IS PREPARED ON A “BOOK BASIS,” RATHER THAN A “BANK BASIS,” SO THAT THE DISBURSEMENTS REFLECT ALL OUTSTANDING CHECKS AND WIRES, REGARDLESS OF WHETHER THEY HAVE CLEARED AND HAVE BEEN REFLECTED IN THE DEBTOR’S BANK STATEMENTS. FOR THESE REASONS, THE SUMMARY OF DISBURSEMENTS DIFFERS FROM THE STATEMENT OF DISBURSEMENTS INCLUDED EARLIER IN THIS MONTHLY OPERATING REPORT.

Young Broadcasting

Monthly Cash Flow

July 1 - 31, 2009

	YB	YB	Winnebago	YB	KLFY	YB	LAT
	Inc	Davenport	TV	GB	LP	Knox	Inc
	09-10645	09-10648	09-10649	09-10650	09-10651	09-10652	09-10653

Opening Cash	$22,680,144.56	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash Receipts	$288,955.74	$997,576.06		$1,285,626.02	$461,000.00	$871,536.42

Cash Disbursements	$5,173,288.47	$616,081.31		$836,685.76	$0.00	$1,005,683.01

InterCo	$3,456,419.60	$(381,494.75)		$(448,940.26)	$(461,000.00)	$134,146.59

Close Cash	$21,252,231.43	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Reportable Disbursements - US Trustee	$5,173,288.47	$616,081.31	$0.00	$836,685.76	$0.00	$1,005,683.01	$0.00

Young Broadcasting

Monthly Cash Flow

July 1 - 31, 2009

	WATE	WKRN	YB	YBK	YBT	YB	YB	YB
	GP	GP	LA	Inc	Inc	SF	Louis	Sioux Falls
	09-10655	09-10656	09-10657	09-10658	09-10659	09-10660	09-10661	09-10662

Opening Cash	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash Receipts	$260,000.00	$355,000.00				$2,211,307.82	$1,011,086.15	$1,295,474.81

Cash Disbursements						$1,838,226.93	$1,004,743.24	$688,246.44

InterCo	$(260,000.00)	$(355,000.00)				$(373,080.89)	$(6,342.91)	$(607,228.37)

Close Cash	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Reportable Disbursements - US Trustee	$0.00	$0.00	$0.00	$0.00	$0.00	$1,838,226.93	$1,004,743.24	$688,246.44

Young Broadcasting

Monthly Cash Flow

July 1 - 31, 2009

	AY	HBF	YB	Fid TV	YB	YB	YB	YB
	Inc	Inc	Nash LLC	Inc	SS	Nash	Rap City	Lansing
	09-10663	09-10664	09-10665	09-10666	09-10668	09-10669	09-10670	09-10671

Opening Cash	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash Receipts	$50,000.00		$1,925,166.69		$0.00		$0.00	$616,024.37

Cash Disbursements	$343,037.04		$1,323,273.74		$72,010.75		$0.00	$604,752.99

InterCo	$293,037.04		$(601,892.95)		$72,010.75		$0.00	$(11,271.38)

Close Cash	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Reportable Disbursements - US Trustee	$343,037.04	$0.00	$1,323,273.74	$0.00	$72,010.75	$0.00	$0.00	$604,752.99

Young Broadcasting

Monthly Cash Flow

July 1 - 31, 2009

	YB	YB
	Rich	Albany	YB
	09-10672	09-10673	Cap Corp	Total

Opening Cash	$0.00	$0.00	$0.00	$22,680,144.56

Cash Receipts	$1,158,185.23	$900,739.03		$13,687,678.34

Cash Disbursements	$930,114.54	$679,447.25		$15,115,591.47

InterCo	$(228,070.69)	$(221,291.78)		$0.00

Close Cash	$0.00	$0.00	$0.00	$21,252,231.43

Reportable Disbursements - US Trustee	$930,114.54	$679,447.25	$0.00	$15,115,591.47